SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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         Date of report (Date of earliest event reported): June 26, 2003
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                           THE STRIDE RITE CORPORATION
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             (Exact name of registrant as specified in its charter)


      Massachusetts                   1-4404                   04-1399290
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(State or other jurisdiction   (Commission File Number)    (IRS Employer
of incorporation)                                          Identification No.)



        191 Spring Street, P.O. Box 9191, Lexington, Massachusetts 02420
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               (Address of principal executive offices) (Zip code)


                             (617) 824-6000
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             (Registrant's telephone number, including area code)

                                  N/A
                                 -----
          (Former name or former address, if changed since last report)



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Item 9.  Regulation FD Disclosure


As announced by Tommy Hilfiger Licensing, Inc., a wholly-owned subsidiary of Tommy Hilfiger Corporation, on June 26, 2003, our footwear licensing agreement with Tommy Hilfiger has been extended through March 2007 for the United States. Stride Rite and Tommy Hilfiger have created a comprehensive footwear program that includes lines for women, men and children.

The information in this report is being furnished, not filed. Accordingly, the information in Item 9 of this report will not be incorporated by reference into any registration statement filed by the Corporation under the Securities Act of 1933, as amended.


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                                   SIGNATURES

      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                    THE STRIDE RITE CORPORATION



Date: June 26, 2003                       By:   /s/ Frank A. Caruso
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                                                Frank A. Caruso
                                                Chief Financial Officer